LCI INDUSTRIES LCI Industries Second Quarter 2020 Earnings Conference Call August 4, 2020 1 1

LCI INDUSTRIES Forward-Looking Statements and Non-GAAP Financial Measures This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, consumer demand, integration of acquisitions, R&D investments, and resumption or suspension of normal operations, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of COVID-19, or other future pandemics, on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace of and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, and in the Company’s subsequent filings with the Securities and Exchange Commission. Readers of this presentation are cautioned not to place undue reliance on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this presentation. 2 2

LCI INDUSTRIES Second Quarter 2020 Highlights Successfully resumed production across all facilities to meet accelerated RV demand, with record sales for June and July Significant year-over-year sales growth in Aftermarket and International markets, advancing diversification strategy and driving positive EPS for the quarter Generated solid cash flow and further deleveraged to enhance overall financial position Delivered additional growth in content per towable RV through continued investments in R&D and innovation 3 3

LCI INDUSTRIES RV OEM • Retail demand recovered rapidly in June and into July following temporary production shutdowns, which impacted overall performance for the second quarter ◦ Q2 2020 RV OEM revenues down 38% YoY (wholesale shipments down 34% YoY) ◦ Sales in June and July up 39% and 53% respectively YoY, driven by an increased shift in demand toward the RV lifestyle ◦ Further diversified net sales mix, with North American RV OEM accounting for less than 52% of total net sales(1) • New product innovation and market share gains accelerated growth in content per towable RV ◦ Content per towable RV: $3,371, +4% YoY(2) ◦ Content per motorhome: $2,308, (4)% YoY(2) • Fundamentals of the RV industry remain strong, underscored by solid uptick of first-time RV buyers ◦ Consumer desire to find safe, alternative outdoors activities that enable social distancing will help to drive sustainable growth ◦ Recent RVIA survey reported 46 million Americans said they will take an RV trip over the next 12 months, highlighting positive long-term outlook for RV 4 (1)For trailing twelve months ended June 30, 2020 (2)For trailing twelve months ended June 30, 2020, adjusted to remove impact of Furrion sales from all prior periods 4

LCI INDUSTRIES Expanding Markets Executing on our diversification strategy to reach goal of 40% North American RV OEM by 2022 Aftermarket Adjacent Markets International ◦ CURT sold a record number of hitches ◦ Marine experienced solid growth in ◦ Facilities overseas reopened after and continues to gain market share with the latter half of the quarter, temporary production shutdowns its broad portfolio of products benefiting from the same secular related to COVID-19 trends driving demand for RVs ◦ Strength of business counter-cyclicality ◦ Polyplastic operated without any helping mitigate impact from production ◦ The integration of the PWR-ARM disruption to production, with an shutdowns within LCI brand of electric biminis is increase in demand for acrylic progressing as planned, offering a window products for COVID-related ◦ Consumers’ increased use of RVs substantial growth opportunity as all uses helping to drive sales fueled an increase in demand for manual biminis on pontoon boats aftermarket parts, which has start to be replaced with electric experienced steady growth since the biminis 5 outbreak of COVID-19 5

LCI INDUSTRIES Second Quarter Innovation Highlights Innovation: a critical part of our strategy ◦ R&D expertise and innovation remains a core component of LCI’s long-term strategy ◦ Demand for OneControl building as it becomes more frequently requested and adopted amongst customers ◦ Tire pressure management designed to improve safety measures across RVs poised for launch in Q3 2020 ◦ Established the Technology Division with a newly appointed Chief Technology Officer to further coordinate the focus of the technology developments in our products 6 6

LCI INDUSTRIES Growth Strategy Integrating and Realizing Synergies from New Acquisitions ◦ In light of COVID-19, LCI remains focused on realizing new synergies from our most recent acquisitions, preserving cash, and paying down debt in the near-term ◦ Maintaining a robust pipeline of M&A targets split evenly across all market segments and are open to small and strategic tuck-in acquisitions Capitalizing on Ability to Win Market Share ◦ Growing market leadership in adjacent markets, international markets, and the aftermarket segment through enhanced engineering and innovation Continued Focus on Stated Capital Allocation Goals ◦ Investment in the business ◦ Reduce leverage ◦ Return capital to shareholders ◦ Execute strategic acquisitions 7 7

LCI INDUSTRIES Consolidated Net Sales by Market Q2 2020 Financial Performance (38)% Consolidated Net Sales Operating Margin RV OEM (in thousands) 10.4% $629,068 (23)% $525,765 4.0% Second Quarter 2019 Second Quarter 2020 Second Quarter 2019 Second Quarter 2020 ADJACENT OEM Consolidated Net Income Adjusted EBITDA +109% (in thousands) (in thousands) AFTERMARKET SEGMENT $47,527 $84,323 $13,186 $45,621 Second Quarter 2019 Second Quarter 2020 Second Quarter 2019 Second Quarter 2020 +40% 8 Additional information regarding adjusted EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly INTERNATIONAL 8 comparable GAAP financial measure, is provided in Appendix A. MARKETS

LCI INDUSTRIES Liquidity and Cash Flow Six Months Ended June 30, ($ in millions) 2020 2019 Cash, Cash Equivalents $62.3 $60.7 Remaining availability under Debt Facilities(1) $401.2 $557.1 Capital Expenditures $14.5 $35.8 Dividends $32.7 $31.3 Debt / Net Income (TTM) 6.6x(2) 1.8x(3) Net Debt / EBITDA (TTM) 2.7x(2) 0.7x(3) Cash from Operating Activities $102.1 $180.1 (1) Remaining availability under the debt facilities is subject to covenant restrictions and, in the case of $150 million of such availability, the lender's discretion. (2) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $702M, less Cash of $62M, resulted in Net Debt of $640M at June 30, 2020, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $106M adding back interest of $13M, Taxes of $33M, and Depreciation and Amortization of $87M), resulting in $239M EBITDA for the twelve months ended June 30, 2020. The GAAP debt / Net income ratio was $702M / $106M or 6.6x. 9 (3) Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $245M, less Cash of $61M, resulted in Net Debt of $184M at June 30, 2019, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $136M, adding back interest of $8M, Taxes of $44M, and Depreciation and Amortization of $72M), 9 resulting in $260M EBITDA for the twelve months ended June 30, 2019. The GAAP debt / Net income ratio was $245M / $136M or 1.8x.

LCI INDUSTRIES Reconciliation of Appendix A Non-GAAP Measures The following table reconciles net income to EBITDA and Adjusted EBITDA. Three Months Ended Six Months Ended June 30, June 30, 2020 2019 2020 2019 (In thousands) Net income $ 13,186 $ 47,527 $ 41,400 $ 81,893 Interest expense, net 3,698 2,099 8,895 4,606 Provision for income taxes 3,898 16,031 14,753 26,913 Depreciation expense 14,931 12,963 30,131 25,541 Amortization expense 9,254 5,703 18,668 11,574 EBITDA 44,967 84,323 113,847 150,527 Non-cash charge for inventory fair value step-up 654 — 6,898 — Adjusted EBITDA $ 45,621 $ 84,323 $ 120,745 $ 150,527 In addition to reporting financial results in accordance with U.S. GAAP, the Company has provided the non-GAAP performance measures of adjusted net income, adjusted diluted net income per common share, and adjusted EBITDA to illustrate and improve comparability of its results from period to period. Adjusted net income is defined as net income adjusted for items that impact the comparability of the Company's results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT and related tax impacts during the three and six month periods ended June 30, 2020. Adjusted diluted net income per common share is defined as net income per common share adjusted for items that impact the comparability of the Company's results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT and related tax impacts during the three and six month periods ended June 30, 2020. Adjusted EBITDA is defined as net income before interest expense, provision for income taxes, depreciation and amortization expense, and other adjustments made in order to present comparable 10 results from period to period, which consisted of the inventory fair value step-up from the acquisition of CURT during the three and six month periods ended June 30, 2020. The Company considers these non-GAAP measures, and the non-GAAP measure of Net Debt/EBITDA ratio, in evaluating and managing the Company's operations and believes that discussion of results adjusted 10 for these items is meaningful to investors because it provides a useful analysis of ongoing underlying operating trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

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